UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2018
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 W. Fort Street, Suite 1800 Detroit, Michigan (Address of Principal Executive Offices)	48226 (Zip Code)
Registrant's telephone number, including area code:  (800) 867-9757
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
Chemical Financial Corporation ("Chemical") is furnishing investor presentation materials as Exhibit 99.1 to this Form 8-K, which are to be used by Chemical management in meetings with investors at the Sandler O'Neill East Coast Financial Services Conference beginning November 6, 2018.
The information in Items 7.01 and 9.01 of this report, including Exhibit 99.1, is furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1 Chemical Financial Corporation Investor Presentation. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 6, 2018	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Dennis L. Klaeser
Dennis L. Klaeser
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Chemical Financial Corporation Investor Presentation. This Exhibit is furnished to, and not filed with, the Commission.